UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2017

Weatherford International public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 1, 6340 Baar, Switzerland		CH 6340
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +41.22.816.1500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Weatherford International plc (the “Company”) has appointed Mr. Mark A. McCollum, 57, as a director and as the Chief Executive Officer and President of the Company, effective March 6, 2017, provided that his service as a director and his employment start date shall not begin until late-April 2017. As such, Mr. Christoph Bausch, the Company’s Chief Financial Officer will be acting Chief Executive Officer until his start date.

Prior to joining the Company, Mr. McCollum served as the Executive Vice President and Chief Financial Officer of Halliburton Company, a position he started in 2008 and resumed in July of 2016 following an interim role as Chief Integration Officer during the pendency of Halliburton’s proposed acquisition of Baker Hughes Incorporated. Mr. McCollum, a CPA, has significant financial and leadership experience, having spent over 36 years in the energy industry, beginning with Arthur Andersen where he served energy clients and culminating in his over 13 year career with Halliburton. He also serves on the Board of Directors of Archrock Inc. (previously Exterran Holdings Inc.) and is a Regent at Baylor University and on the Baylor College of Medicine Board of Trustees.

In connection with his appointment as President and Chief Executive Officer, the Board of Directors approved the following compensation arrangements for Mr. McCollum:

(1)	annual base salary of $1.0 million;

(2)	eligibility to participate in the Company’s Executive Non-Equity Incentive Compensation Plan (the “EICP”), as described in the Company’s annual proxy statement filed with the Securities and Exchange Commission on April 26, 2016, with threshold, target and superior metrics (expressed as a percentage of base salary) set at 60%, 120% and 180%, with a possible comparative performance multiplier and non-discretionary metrics that will be described in the Company’s 2017 proxy statement;

(3)	a long term equity incentive award of $6 million, consisting of 50% restricted share units and 50% performance share units, vesting in equal installments over a three year period using the closing stock price the day immediately prior to the grant; and

(4)	an inducement award of restricted share units with a value equal to $3 million, vesting 25% (first anniversary), 25% (second anniversary), and 50% (third anniversary) using the closing stock price the day immediately prior to the grant;

provided, however, that if Mr. McCollum’s employment is terminated at any time during the first three years of his employment other than for “cause,” or by Mr. McCollum for “good reason,” as those terms are defined in the CIC Agreement (defined below), Mr. McCollum will receive (i) two times his current annual base salary and (ii) the units described in clause (4) above will vest immediately.

In addition, upon starting employment, the Company will enter into a Change in Control Agreement with Mr. McCollum (the “CIC Agreement”). The CIC Agreement has a term of two years, subject to automatic renewal for successive two-year periods if a change of control has not occurred, unless the Company provides notice of its intent not to renew the CIC Agreement. Under the terms of the CIC Agreement, if, during the term of the CIC Agreement, Mr. McCollum’s employment is terminated by the Company or its successor within six months preceding or at any time following a change of control of the Company, other than for “cause,” or by Mr. McCollum for “good reason,” as those terms are defined in the agreement, he is entitled to receive:

•	a lump sum cash payment equal to three times the sum of the highest base salary he received in the preceding three years and the annual incentive cash compensation averaged over the preceding three years;

•	any accrued salary, annual target incentive cash compensation for the year of termination and vacation pay, pro-rated to the date of termination;

•	continuation for three years of all dental and health benefits, provided he remains responsible for his monthly employee contribution; and

•	reasonable outplacement services upon request for a period of up to six months beginning with the first full month after termination.

Upon a change of control, Mr. McCollum’s equity awards will vest and any applicable forfeiture restrictions will lapse. The foregoing is a summary of the material terms of the CIC Agreement and is qualified in its entirety by reference to the form of CIC Agreement. A copy of the form of CIC Agreement is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K, and the terms of the CIC Agreement are incorporated herein by reference.

In addition, the Company and one of its primary subsidiaries will enter into customary officer indemnification agreements (deeds of indemnity) with Mr. McCollum upon joining the Company. The form of the deeds of indemnity are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

There are no family relationships between Mr. McCollum and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Additionally, there have been no transactions involving Mr. McCollum that would require disclosure under Item 404(a) of Regulation S-K.

In connection with the appointment of Mr. McCollum, Mr. Shivram will depart the Company, effective immediately. Mr. Shivram will receive amounts due to him under his employment agreement, equity award agreements and the compensation arrangements made following his appointment as interim CEO. Included in these amounts will be a cash bonus of $1.5 million for achieving certain performance metrics and for his significant contributions to the Company during his interim CEO period.

Item 7.01 Regulation FD Disclosure.

In addition to Mr. McCollum joining the Board of Directors of the Company, Mr. William Macaulay has been appointed Chairman of the Board of Directors, replacing Mr. Robert Rayne, who will remain on the Board as a director, but step down as Chairman.

On March 6, 2017, the Company issued a press release describing the matters in the first paragraph of Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein. The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Form of Change in Control Agreement, incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on December 13, 2016

10.2	Form of Deed of Indemnity of Weatherford International plc, incorporated by reference to Exhibit 10.11 of the Company’s Current Report on Form 8-K12B filed June 17, 2014

10.3	Form of Deed of Indemnity of Weatherford International Ltd. (Bermuda), incorporated by reference to Exhibit 10.12 of the Company’s Current Report on Form 8-K12B filed June 17, 2014

99.1	Press Release dated March 6, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc

Date: March 6, 2017

/s/ Christina M. Ibrahim
Christina M. Ibrahim
Executive Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

10.1	Form of Change in Control Agreement, incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on December 13, 2016

10.2	Form of Deed of Indemnity of Weatherford International plc, incorporated by reference to Exhibit 10.11 of the Company’s Current Report on Form 8-K12B filed June 17, 2014

10.3	Form of Deed of Indemnity of Weatherford International Ltd. (Bermuda), incorporated by reference to Exhibit 10.12 of the Company’s Current Report on Form 8-K12B filed June 17, 2014

99.1	Press Release dated March 6, 2017